EXHIBIT 10.9

FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

THIS FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT is dated as of March 28, 2011 (this “Amendment”) by and among AboveNet, Inc., a Delaware corporation (“AboveNet”), AboveNet Communications, Inc., a Delaware corporation (“ACI”), AboveNet of Utah, L.L.C., a Delaware limited liability company (“AboveNet Utah”), AboveNet of VA, L.L.C., a Virginia limited liability company (“AboveNet Virginia”), AboveNet International, Inc., a Delaware corporation (“International”; International, AboveNet Virginia, AboveNet Utah, ACI and AboveNet are collectively referred to herein as the “Borrowers”, and each individually, as a “Borrower”), the Lenders party hereto (the “Lenders”) and SUNTRUST BANK, in its capacity as administrative agent for the Lenders (the “Administrative Agent”), as issuing bank (the “Issuing Bank”) and as swingline lender (the “Swingline Lender”).

WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to that certain Revolving Credit Agreement dated as of January 28, 2011 (the “Credit Agreement”);

WHEREAS, the Borrowers have requested an amendment to Section 5.11(b) of the Credit Agreement in order to extend the time period for delivery of a certain post-closing item; and

WHEREAS, the Borrowers, the Lenders and the Administrative Agent desire to amend Section 5.11(b) of the Credit Agreement on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1.  Specific Amendment.

Section 5.11(b) of the Credit Agreement is hereby amended by adding the following at the end of such subsection (b):

Notwithstanding the foregoing, the Borrowers shall have until April 30, 2011 (or such later date as the Administrative Agent may agree in its sole discretion) in which to deliver a certificate of good standing from the Secretary of State of South Carolina with respect to ACI’s qualification to transact business as a foreign corporation in such jurisdiction.

Section 2.  Payment of Fees and Expenses.  Each Borrower agrees to pay or reimburse the Administrative Agent for its reasonable out-of-pocket fees, costs and expenses incurred in connection with the preparation, negotiation, execution and delivery of this Amendment and the other documents and agreements executed and delivered in connection herewith.

Section 3.  Conditions Precedent.  The effectiveness of this Amendment is subject to the Administrative Agent having received a counterpart of this Amendment duly executed by each Borrower, the Required Lenders and the Administrative Agent.

Section 4.  Representations.  Each Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a)  Authorization.  Each Borrower has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its respective obligations hereunder and under the Credit Agreement, as amended by this Amendment, and the other Loan Documents to which it is a party in accordance with their respective terms.  This Amendment has been duly executed and delivered by a duly authorized officer of each Borrower and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of each Borrower enforceable against each Borrower in accordance with its respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

(b) Compliance with Laws.  The execution, delivery and performance by, and the enforcement against, the Borrowers of this Amendment and the performance by each Borrower of this Amendment and Credit Agreement, as amended by this Amendment, in accordance with their respective terms, (a) do not require any consent or approval of, registration or filing with, or any action by, any Governmental Authority or any other Person, except those as have been obtained or made and are in full force and effect, (b) will not violate any Requirements of Law applicable to the Borrowers or any of their Subsidiaries or any judgment, order or ruling of any Governmental Authority, (c) will not result in the creation or imposition of any Lien on any asset of the Borrowers or any of their Subsidiaries, except Liens (if any) created under the Loan Documents or (d) will not result in a material limitation on any licenses, permits or other Governmental Approvals applicable to the business, operations or properties of any Borrower.

(c) Reaffirmation.  As of the date of this Amendment and immediately after giving effect to this Amendment, all representations and warranties of each Borrower set forth in the Loan Documents are true and correct in all material respects (except to the extent that any such representation or warranty expressly relates to a specified earlier date, in which case such representation or warranty shall be true and correct as of such earlier date).

(d)  No Impairment of Liens.  The execution, delivery, performance and effectiveness of this Amendment will not: (a) impair the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all of the applicable Obligations, whether heretofore or hereafter incurred, or (b) require that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.

(e) No Default.  As of the date hereof and immediately after giving effect to this Amendment, no Default or Event of Default shall exist.

Section 5.  Release.  In consideration of the amendments contained herein, each Borrower hereby waives and releases each of the Lenders and the Administrative Agent from any and all claims and defenses, known or unknown as of the date hereof, with respect to the Credit Agreement and the other Loan Documents and the transactions contemplated thereby.

Section 6.  Effect; Ratification.

(a)           Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain unchanged and continue to be in full force and effect.  The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.  The Credit Agreement is hereby ratified and confirmed in all respects.  Each reference to the Credit Agreement in any of the Loan Documents (including the Credit Agreement) shall be deemed to be a reference to the Credit Agreement, as amended by this Amendment.

(b)           Nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Loan Documents, or constitute a course of conduct or dealing among the parties.  The Administrative Agent and the Lenders reserve all rights, privileges and remedies under the Loan Documents.

(c)           Nothing in this Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations or to modify, affect or impair the perfection, priority or continuation of the security interests in, security titles to or other Liens on any collateral (including the Collateral) securing the Obligations.

(d)           This Amendment constitutes the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

(e)           This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or by email in Adobe “.pdf” format shall be effective as delivery of a manually executed counterpart hereof.

Section 7.  Further Assurances.  The Borrower agrees to take all further actions and execute such other documents and instruments as the Administrative Agent may from time to time reasonably request to carry out the transactions contemplated by this Amendment, the Loan Documents and all other agreements executed and delivered in connection herewith.

Section 8.  Miscellaneous.  THIS AMENDMENT WILL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSES SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICT OF LAW RULES).  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors and assigns.

Section 9.  Severability.  In case any provision of or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

Section 10.  Definitions.  All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Revolving Credit Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWERS:

ABOVENET, INC.

By:	/s/ Robert Sokota
Name: Robert Sokota
Title: Senior Vice President, General Counsel and Secretary

ABOVENET COMMUNICATIONS, INC.

By:	/s/ Robert Sokota
Name: Robert Sokota
Title: Senior Vice President, General Counsel and Secretary

ABOVENET OF UTAH, L.L.C.

By:	/s/ Robert Sokota
Name: Robert Sokota
Title: Senior Vice President, General Counsel and Secretary

ABOVENET OF VA, L.L.C.

By:	/s/ Robert Sokota
Name: Robert Sokota
Title: Senior Vice President, General Counsel and Secretary

ABOVENET INTERNATIONAL, INC.

By:	/s/ Robert Sokota
Name: Robert Sokota
Title: Senior Vice President, General Counsel and Secretary

LENDER:

SUNTRUST BANK as Administrative Agent, as Issuing Bank, as Swingline Lender and as a Lender

By:	/s/ Brian Guffin
Name: Brian Guffin
Title: Vice President

JPMORGAN CHASE BANK, N.A. as a Lender

By:	/s/ Ann B. Kerns
Name: Ann B. Kerns
Title: Vice President

ROYAL BANK OF CANADA as a Lender

By:	/s/ Mark S. Gronich
Name: Mark S. Gronich
Title: Authorized Signatory

RBC BANK (USA) as a Lender

By:	/s/ Andy Fitzpatrick
Name: Andy Fitzpatrick
Title: Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION as a Lender

By:	/s/ John J. Mulvey
Name: John J. Mulvey
Title: Senior Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS as a Lender

By:	/s/ Anca Trifan
Name: Anca Trifan
Title: Managing Director

DEUTSCHE BANK TRUST COMPANY AMERICAS as a Lender

By:	/s/ Dusan Lazarov
Name: Dusan Lazarov
Title: Director

SOVEREIGN BANK as a Lender

By:	/s/ Jorge Schwarz
Name: Jorge Schwarz
Title: Senior Vice President

LAND BANK OF TAIWAN, NEW YORK BRANCH as a Lender

By:	/s/ Henry Leu
Name: Henry Leu
Title: SVP & General Manager